SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

27.	SUBSEQUENT EVENTS

Sale of Golar Partners

On January 13, 2021, Golar Partners entered into the GMLP Merger Agreement pursuant to which, on April 15, 2021, GMLP Merger Sub merged with and into Golar Partners, with Golar Partners surviving the GMLP Merger as a wholly-owned subsidiary of NFE.

Under the GMLP Merger Agreement, on April 15, 2021, NFE acquired all of the outstanding common units of Golar Partners for $3.55 per common unit in cash, a 27% premium to the closing price of Golar Partners’ common units of $2.79 per common unit on January 12, 2021. Upon closing of the GMLP Merger, we received $75.7 million in cash for the 21,333,586 Golar Partners common units owned by us immediately prior to the completion of the GMLP Merger. Concurrently with the consummation of the GMLP Merger, the IDRs of Golar Partners owned by us were cancelled and ceased to exist, and no consideration was paid to us in respect thereof. Concurrently with the completion of the GMLP Merger, GP Buyer purchased from us all of the outstanding membership interests in the General Partner for which we received a consideration of $5.1 million, which is equivalent to $3.55 per general partner unit of Golar Partners. The Golar Partners’ Series A preferred units remain outstanding and unaffected by the GMLP Merger.

Although NFE’s purchase price of Golar Partner’s common units and GP units was fixed at $3.55, the final determination of the gain on disposal of our equity investment in Golar Partners cannot be reasonably determined at this stage as its dependent upon the carrying value of our equity investment on April 15, 2021 (which will depart from its book value at December 31, 2020).
Sale of Hygo

On January 13, 2021, we entered into the Hygo Merger Agreement, pursuant to which, on April 15, 2021, Hygo Merger Sub merged with and into Hygo, with Hygo surviving the Hygo Merger as a wholly owned subsidiary of NFE.

Under the terms of the Hygo Merger Agreement, on April 15, 2021, NFE acquired all of the outstanding shares of Hygo for 31,372,549 shares of NFE’s Class A common stock and $580 million in cash. Upon consummation of the Hygo Merger, we received 18,627,451 shares of NFE common stock and $50 million in cash, and Stonepeak received 12,745,098 shares of NFE common stock and $530 million in cash, which included a cash settlement of its preferred equity tranche of $180 million.

Similarly, the gain on disposal of our investment in Hygo cannot be reasonably determined as it depends on (i) the carrying of our equity accounted investment at the date of its derecognition, and (ii) the value of the consideration transferred by NFE upon consummation of the transaction which will be determined based on the closing price of NFE common stock on April 15, 2021.

Share Repurchase Program
Supported by increased financial flexibility and a continuing disparity between the Company’s common share price and the underlying value of its business, in February 2021, the Company’s board of directors approved a program to repurchase up to $50.0 million of common shares. Repurchases may be made from time to time at prevailing prices on the open market or in privately negotiated transactions, as permitted by securities laws and other legal requirements. The program is authorized to commence following the filing of the Company’s Form 20-F for the year ended December 31, 2020 and conclude by April 30, 2022. The repurchase program does not obligate the Company to acquire any, or any specific number of, shares and may be discontinued at any time.